Genworth Variable Insurance Trust

Genworth PYRAMIS® Small/Mid Cap Core Fund
(formerly, Genworth Columbia Mid Cap Value Fund)

Supplement Dated November 19, 2010
to the Prospectus Dated April 30, 2010

Change in the Name, Principal Investment Strategies and Principal Risks of the Genworth PYRAMIS® Small/Mid Cap Core Fund  (formerly, Genworth Columbia Mid Cap Value Fund) (the “Fund”) and Appointment of Pyramis Global Advisors, LLC as Subadvisor

On November 19, 2010, Pyramis Global Advisors, LLC replaced Columbia Management Investment Advisers, LLC as the subadvisor for the Fund.  As a result, the Genworth Columbia Mid Cap Value Fund is renamed the Genworth PYRAMIS® Small/Mid Cap Core Fund (the “Fund”).  Therefore, all references to the “Genworth Columbia Mid Cap Value Fund” are hereby replaced with “Genworth PYRAMIS® Small/Mid Cap Core Fund (formerly, Genworth Columbia Mid Cap Value Fund),” unless the context dictates otherwise.

In connection with the name change, the Fund’s principal investment strategies and the related principal risks are changing from those of a mid cap value fund to those of a small/mid cap core fund.  The information below replaces the information that is presently located under the corresponding headings in the Fund’s summary section.

Genworth PYRAMIS® Small/Mid Cap Core Fund
(formerly, Genworth Columbia Mid Cap Value Fund)

INVESTMENT OBJECTIVE

Genworth PYRAMIS® Small/Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal circumstances, the Fund invests at least 80% of net assets, including borrowings for investment purposes, in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2500™ Index at the time of the purchase (which was between $112 million and $5.3 billion as of September 30, 2010).  The Fund may invest up to 20% of total assets in foreign securities.  The Fund also may invest in real estate investment trusts.

The Fund seeks to achieve its investment objective through an active, bottom-up, sector neutral investment discipline designed to deliver the subadvisor’s best ideas.  The subadvisor seeks to generate alpha through stock selection rather than sector selection or market timing.  The Fund seeks to exploit pricing anomalies through in-house research from the subadvisor’s sector portfolio managers and fundamental research analysts whose in-depth knowledge of their respective sectors.  In addition, the subadvisor uses quantitative tools to monitor the Fund’s risk exposure.

The Fund will invest, either directly or indirectly, in common stocks and other securities with equity characteristics, including ADRs (American Depositary Receipts), typically issued by small- and mid-capitalization companies domiciled in the United States or exercising a prominent part of their economic activities in the United States.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The following risks could affect the value of your investment:

Market Risk—The risk that one or more of the markets in which the Fund invests will go down in value.

Selection Risk—The risk that the Fund’s subadvisor may select securities that underperform the stock market, underperform the Fund’s benchmark or underperform other funds with similar investment objectives and strategies.

Small- and Mid-Capitalization Risk—The risk that the Fund’s investments in the securities of small- and mid-capitalization companies may be more volatile and present additional uncertainty relative to securities of larger capitalization companies.

Real Estate Investment Trust Risk—The risk that the value of real estate investment trust (“REIT”) shares may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT and/or by changes in the prospect for earnings and/or cash flow growth of the REIT itself.

Foreign Securities Risk—The Fund may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities.  Foreign investments involve some of the following risks as well: (i) political and economic instability; (ii) the impact of currency exchange rate fluctuations; (iii) reduced information about issuers; (iv) higher transaction costs; (v) less stringent regulatory and accounting standards; and (vi) delayed settlement.

Risks of Large Shareholder Redemptions—The Genworth Moderate Allocation Fund and Genworth Growth Allocation Fund are mutual funds that invest in other mutual funds and may from time to time invest in and own or control a significant percentage of the Fund’s Institutional Shares.  Redemptions by these funds of their holdings in the Fund may impact the Fund’s liquidity and net asset value.

MANAGEMENT

Investment Advisor and Subadvisor

Genworth Financial Wealth Management, Inc. is the investment advisor for the Fund.  Pyramis Global Advisors, LLC (“Pyramis”) is the subadvisor for the Fund.

Portfolio Managers

John Power is responsible for the day-to-day management of the Fund’s portfolio.  Mr. Power is a Senior Vice President of U.S. Equities at Pyramis.  He joined Pyramis in 2005.  Prior to joining Pyramis, Mr. Power was a principal and member of the Investment Strategy Committee at Oechsle International Advisors, where he also ran the firm’s risk management process.  Mr. Power has served as portfolio manager to the Fund since 2010.

On page 65, the text under “THE SUBADVISORS - Columbia Management Investment Advisers, LLC” is deleted in its entirety and replaced with the following:

Pyramis Global Advisors, LLC

Pyramis Global Advisors, LLC (“Pyramis”) is located at 900 Salem Road, Smithfield, Rhode Island 02917.  Pyramis is an indirectly held, wholly owned subsidiary of FMR LLC (Fidelity Investments).  As of September 30, 2010, Pyramis had approximately $31 billion in assets under management.

John Power is the team leader of a team of seven sector managers responsible for the day-to-day management of the Fund’s portfolio.  Mr. Power is a Senior Vice President of US Equities at Pyramis.  He joined Pyramis in 2005.  Prior to joining Pyramis, Mr. Power was a principal and member of the Investment Strategy Committee at Oechsle International Advisors, where he also ran the firm’s risk management process.  Mr. Power has served as portfolio manager to the Fund since 2010.

A discussion regarding the basis for the Board’s approval of the Pyramis subadvisory agreement will be available in the Funds’ report to shareholders for the period ending December 31, 2010.

Pyramis is a registered service mark of FMR LLC. Used under license.

Genworth Variable Insurance Trust

Genworth PYRAMIS® Small/Mid Cap Core Fund
(formerly, Genworth Columbia Mid Cap Value Fund)

Supplement Dated November 19, 2010
to the Statement of Additional Information Dated April 30, 2010

Change in the Name, Principal Investment Strategies and Principal Risks of the Genworth PYRAMIS® Small/Mid Cap Core Fund  (formerly, Genworth Columbia Mid Cap Value Fund) (the “Fund”) and Appointment of Pyramis Global Advisors, LLC as Subadvisor

On November 19, 2010, Pyramis Global Advisors, LLC replaced Columbia Management Investment Advisers, LLC as the subadvisor for the Fund.  As a result, the Genworth Columbia Mid Cap Value Fund is renamed the Genworth PYRAMIS® Small/Mid Cap Core Fund (the “Fund”).  In connection with the name change, the Fund’s principal investment strategies and the related principal risks are changing from those of a mid cap value fund to those of a small/mid cap core fund.  The information below replaces the information that is presently located under the corresponding headings in the Fund’s summary section.

The Statement of Additional Information is revised as follows:

1.
All references to “Genworth Columbia Mid Cap Value Fund” are hereby replaced with “Genworth PYRAMIS® Small/Mid Cap Core Fund (formerly, Genworth Columbia Mid Cap Value Fund),” unless the context dictates otherwise.

2.
On pages 1-2, in the section titled “Additional Information on Portfolio Instruments and Investment Policies of the Funds (Other than the Funds of Funds),” the “X” is removed from the matrix under the column for the Genworth PYRAMIS® Small/Mid Cap Core Fund for all of the line items except “Commercial paper/short term investments,” “Convertible securities,” “Corporate debt securities,” “Depository receipts,” “Derivatives,” “Equity linked securities,” “Foreign commercial paper (denominated in U.S.$)”, “Foreign currencies,” “Foreign securities,” “Futures contracts,” “Illiquid securities,” “Indexed and linked securities,” “Investment companies,” “Long-term debt,” “Long-term debt when originally issued but with 397 days or less remaining to maturity,” “Money market instruments,” “Options on futures contracts,” “Participation interests,” “Preferred stocks,” “Private placement and other restricted securities,” “Real estate investment trusts (REITs),” “Repurchase agreements,” “Reverse repurchase agreements,” “Securities from developing countries/emerging markets,” “Short-term debt,” “Small company stocks,” “Sovereign debt (foreign) (denominated in U.S.$),” “Special situation companies,” “Stock options and stock index options,” “Swap agreements,” “U.S. common stocks,” “U.S. government securities,” “Warrants,” “When-issued/delayed-delivery securities,” and “Zero coupon bonds.”

3.	On page 65, “Columbia Management Investment Advisers, LLC” is hereby replaced with “Pyramis Global Advisors, LLC.” Also footnote 2 is hereby replaced with the following:

Pyramis Global Advisors, LLC (“Pyramis”) is located at 900 Salem Road, Smithfield, Rhode Island 02917. Pyramis is an indirectly held, wholly owned subsidiary of FMR LLC (Fidelity Investments).

4.	On pages B-5 and B-6, under the heading Description of Compensation Structure, the information for Columbia Management is hereby replaced with the following:

Pyramis

Other Accounts Managed

The team responsible for managing the Genworth PYRAMIS® Small/Mid Cap Core Fund is led by John Power and consists of seven sector managers.  In addition to the Genworth PYRAMIS® Small/Mid Cap Core Fund, the team managed the following accounts as of September 30, 2010:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
John Power
Registered Investment Companies	5	$ 407,555,006	0	$ 0
Other Pooled Investment Vehicles	3	$1,997,088,025	1	$533,519,074
Other Accounts	21	$3,716,913,396	1	$ 72,360,298

Portfolio Manager Compensation

John Power is the Lead Portfolio Manager of the Pyramis Small/Mid Cap Core strategy to which the Genworth PYRAMIS® Small/Mid Cap Core Fund’s assets are allocated and receives compensation for his services.  Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits.  A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The Lead Portfolio Manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates.  The primary components of Mr. Power’s bonus are based on (i) the general management of the Pyramis domestic equity group in his role as Senior Vice President, and (ii) the investment performance of Pyramis funds and accounts which eventually encompasses rolling periods of up to five years for the comparison to a benchmark index.  A smaller, subjective component of the Lead Portfolio Manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis.  The portion of the Lead Portfolio Manager’s bonus that is linked to the investment performance of Pyramis Small/Mid Cap Core strategy is based on the pre-tax investment performance of the fund measured against the Russell 2500 Index.  The Lead Portfolio Manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Pyramis’s parent company.  FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.  If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance.  A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.  When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts.  In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate.  A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund.  For example, a portfolio manager may manage other funds or accounts that engage in short sales, and could sell short a security for such other fund or account that the fund also trades or holds. Although Pyramis monitors such transactions to attempt to ensure equitable treatment of both the fund and a fund or account that engages in short sales, there can be no assurance that the price of a security held by the fund would not be impacted as a result.  Securities selected for other funds or accounts may outperform the securities selected for the fund.  Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors.  Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

5.	The Proxy Voting Guidelines Summary for Columbia Management, on pages C-8 through C-21, is hereby replaced with the information in Appendix A to this Supplement

Appendix A

PYRAMIS GLOBAL ADVISORS, LLC
SUMMARY OF PROXY VOTING POLICIES
SUBADVISER TO THE GENWORTH PYRAMIS® SMALL/MID CAP CORE FUND

Pyramis Global Advisors' Proxy Voting Guidelines

March 2010

I.	General Principles

A.
Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Pyramis or Fidelity companies' relationship, business or otherwise, with that portfolio company.

B.
FMR Investment Proxy Research votes proxies on behalf of Pyramis’ clients.  In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company.  A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers.  Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its customers.

C.	Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

D.	Non-routine proposals will generally be voted in accordance with the Guidelines.

E.
Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR Investment Proxy Research.  A significant pattern of such proposals or other special circumstances will be referred to Pyramis’ Senior Compliance Officer or his designee.

F.
Pyramis will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.  Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

G.
Many Pyramis accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange.  Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States.  When voting proxies relating to non-U.S. securities, Pyramis will generally evaluate proposals in the context of the Guidelines, but Pyramis may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

H.
In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

I.
Where a management-sponsored proposal is inconsistent with the Guidelines, Pyramis may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and Pyramis will generally support management based on this commitment.  If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)

A.
Anti-Takeover Provision - includes fair price amendments; classified boards; “blank check” preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

B.
Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D.	Sunset Provision - a condition in a charter or plan that specifies an expiration date.

E.	Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F.
Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer.  Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

G.	Large-Capitalization Company - a company included in the Russell 1000® Index.

H.	Small-Capitalization Company - a company not included in the Russell 1000® Index that is not a Micro-Capitalization Company.

I.	Micro-Capitalization Company - a company with market capitalization under US $300 million.

J.	Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III.	Directors

A.	Incumbent Directors

Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.
An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a.	The Poison Pill includes a Sunset Provision of less than five years;

b.	The Poison Pill includes a Permitted Bid Feature;

c.	The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d.	Shareholder approval is required to reinstate the Poison Pill upon expiration.

Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill.  In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

2.
The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Pyramis to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

3.
Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4.
The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

5.	To gain Pyramis’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6.
The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

7.	The board is not composed of a majority of independent directors.

B.	Indemnification

Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C.	Independent Chairperson

Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson.  However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.	Majority Director Elections

Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats).  Pyramis may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV.	Compensation

A.	Equity award plans (including stock options, restricted stock awards, and other stock awards).

Pyramis will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

  1.  (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large-Capitalization Company, 15% for a Small-Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the level of dilution in the plan or the amendments is acceptable.

           2.  In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as

85%of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.	In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

4.	The plan includes an Evergreen Provision.

5.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

Pyramis will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

1.	The shares are granted by a compensation committee composed entirely of independent directors; and

2.	The shares are limited to 5% (Large-Capitalization Company) and 10% (Small- or Micro-Capitalization Company) of the shares authorized for grant under the plan.

B.	Equity Exchanges and Repricing

Pyramis will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company's relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C.	Employee Stock Purchase Plans

Pyramis will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity.  In the case of non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing “best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

D.	Employee Stock Ownership Plans (ESOPs)

Pyramis will generally vote in favor of non-leveraged ESOPs.  For leveraged ESOPs, Pyramis may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders.  Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase.  Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E.	Executive Compensation

Pyramis will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

F.	Bonus Plans and Tax Deductibility Proposals

Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V.	Anti-Takeover Provisions

    Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.	The Poison Pill includes the following features:

1.	A Sunset Provision of no greater than five years;

2.	Linked to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a Permitted Bid Feature; and

5.	Allows Pyramis accounts to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

B.	An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C.	It is a fair price amendment that considers a two-year price history or less.

    Pyramis will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

D.
In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

E.
In the case of proposals regarding shareholders’ right to call special meetings, Pyramis generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

VI.	Capital Structure / Incorporation

A.	Increases in Common Stock

Pyramis will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B.	New Classes of Shares

Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

C.	Cumulative Voting Rights

Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D.	Acquisition or Business Combination Statutes

Pyramis will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E.	Incorporation or Reincorporation in Another State or Country

Pyramis will generally vote against shareholder proposals calling for, or recommending that, a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders.  However, Pyramis will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII.	Shares of Investment Companies

A.
If applicable, when a Pyramis  account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, Pyramis will vote in the same proportion as all other voting shareholders of such underlying fund or class (“echo voting”).  Pyramis may choose not to vote if “echo voting” is not operationally feasible.

B.
Certain Pyramis accounts may invest in shares of underlying Fidelity Funds, which are held exclusively by Fidelity Funds or accounts managed by FMR or an affiliate.  Pyramis will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII.	Other

A.	Voting Process

Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

Pyramis is a registered service mark of FMR LLC. Used under license.